Exhibit 10.9

              CREATIVE VISTAS, INC. AND CERTAIN OF ITS SUBSIDIARIES
                            MASTER SECURITY AGREEMENT

To:   Laurus Master Fund, Ltd.
      c/o M&C Corporate Services Limited
      P.O. Box 309 GT
      Ugland House
      South Church Street
      George Town
      Grand Cayman, Cayman Islands

Date: September 30, 2004

To Whom It May Concern:

      1. To secure the payment of all Obligations (as hereafter defined), Creative Vistas, Inc., an Arizona corporation (the "Company"), each of the other undersigned parties (other than Laurus Master Fund, Ltd, "Laurus")) and each other entity that is required to enter into this Master Security Agreement (each an "Assignor" and, collectively, the "Assignors") hereby assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by any Assignor, or in which any Assignor now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, accounts receivable, deposit accounts (including, without limitation, (x) the Restricted Account (the "Restricted Account") maintained at North Fork Bank (Account Name: Creative Vistas, Inc., Account Number: 2704053277) referred to in the Restricted Account Agreement) and (y) any deposit accounts related to the lockbox maintained at the Lockbox Bank (as defined in the Security Agreement referred to below) or any other financial institution), inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among our affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any Assignor now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and have obtained a commitment from a financing source to finance such equipment from an unrelated third party, Laurus agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below and the Security Agreement referred to below, as applicable.

      2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the "Securities Purchase Agreement") and (ii) the Related Agreements referred to in the Securities Purchase Agreement, (iii) that certain Security Agreement dated as of the date hereof by and between the Company and Laurus (the "Security Agreement") and (iv) the Ancillary Agreements referred to in the Security Agreement (the Securities Purchase Agreement and each Related Agreement, the Security Agreement and each Ancillary Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11, United States Code, the Bankruptcy and Insolvency Act (Canada), or the Companies' Creditors Arrangement Act (Canada), including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

      3. Each Assignor hereby jointly and severally represents, warrants and covenants to Laurus that:

            (a) it is a corporation, trust, partnership or limited liability company, as the case may be, validly existing, in good standing and organized or established under the respective laws of its jurisdiction of organization set forth on Schedule A, and each Assignor will provide Laurus thirty (30) days' prior written notice of any change in any of its respective jurisdiction of organization;

            (b) its legal name is as set forth in its respective Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

            (c) its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide Laurus thirty (30) days' prior written notice of any change in any of its organizational identification number;

            (d) it is the lawful owner of the respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

            (e) it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations, (ii) to the extent said Encumbrance does not secure indebtedness in excess of $50,000 and such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof and (iii) Permitted Liens (as defined in the Security Agreement);

            (f) it will, at its and the other Assignors joint and several cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors' business;

            (g) it will not without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $50,000 and only to the extent that:

                  (i) the proceeds of any such  disposition  are used to acquire replacement Collateral which is subject to Laurus' first priority perfected security interest, or are used to repay Obligations or to pay general corporate expenses; and

                  (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

            (h) it will insure or cause the Collateral to be insured in Laurus' name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Laurus shall specify in amounts and under policies by insurers acceptable to Laurus and all premiums thereon shall be paid by such Assignor and the policies delivered to Laurus. If any such Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

            (i) it will at all reasonable times allow Laurus or Laurus' representatives free access to and the right of inspection of the Collateral;

            (j) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master
      Security Agreement or in the prosecution or defense of any action or proceeding either against Laurus or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus' own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

      4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Master Security Agreement:

            (a) any covenant, warranty, representation or statement made or furnished to Laurus by the Assignor or on the Assignor's behalf was breached in any material respect or false in any material respect when made or furnished, as the case may be, and, in the case of a covenant, if subject to cure, shall not be cured for a period of fifteen (15) days;

      (b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral (other than to the extent otherwise permitted hereunder) or the making of any levy, seizure or attachment thereof or thereon except to the extent:

                  (i) such loss is covered by insurance  proceeds which are used to replace the item or repay Laurus; or

                  (ii)  said  levy,   seizure  or  attachment  does  not  secure
            indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within ten
            (10) days of the creation or the assertion thereof;

            (b) any Assignor shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of Assignors' property;

            (c) any proceedings under any bankruptcy or insolvency law shall be commenced by or against any Assignor which, in the case of a proceeding commenced against any such Assignor, remains undismissed for a period of 60 days;

            (d) the Company shall repudiate, purport to revoke or fail to perform any or all of its obligations under any Note (after passage of applicable cure period, if any); or

            (e) an Event of Default shall have occurred under and as defined in any Document.

      5. Upon the occurrence of any Event of Default and the expiration of any applicable grace periods, and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, the Personal Property Security Act as in effect in the Province of Ontario, or any other applicable federal or provincial personal property security act, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus' request, each of the Assignors shall assemble or cause the Collateral to be assembled and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to any Assignor either at such Assignor's address shown herein or at any address appearing on Laurus' records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and each Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, after any applicable cure period Laurus shall have the immediate right to withdraw any and all monies contained in the Restricted Account or any other deposit accounts in the name of the Assignor and controlled by Laurus and apply same to the repayment of the Obligations (in such order of application as Laurus may elect).

      6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor's part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor's joint and several account and at each Assignor's joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at Laurus' option, debited by Laurus from the Restricted Account or any other deposit accounts in the name of the Assignor and controlled by Laurus.

      7. Each Assignor appoints Laurus, any of Laurus' officers, employees or any other person or entity whom Laurus may designate as our attorney, with power
(i) following the occurrence of an Event of Default and any notice and cure provisions, and only during the continuance of such Event of Default, to execute such documents in each of our behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or on any Assignor's behalf. (ii) to file financing statements against us covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); (iii) following the occurrence of an Event of Default and any notice and cure provisions, and only during the continuance of such Event of Default, to sign our name on public records; and (iv) to do all other things Laurus deem necessary to carry out this Master Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. Each Assignor agrees to join with Laurus in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral. Without limiting the foregoing, if any
Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor's part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or any employee or employees of Laurus or not, to be a receiver or receivers (hereinafter called a "Receiver", which term when used herein shall include a receiver and manager) of any Collateral of Company or any Assignor (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her stead. Any such Receiver shall, so far as concerns responsibility for his/her acts, be deemed the agent of such Assignor and not Laurus, and Laurus shall not be in any way responsible for any misconduct, negligence or non feasance on the part of any such Receiver, his/her servants, agents or employees. Subject to the provisions of the instrument appointing him/her, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of such Assignor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including Laurus, enter upon, use and occupy all premises owned or occupied such Assignor wherein Collateral may be located, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on such Assignor's business or as security for loans or advances to enable the Receiver to carry on such Assignor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by Laurus, all proceeds of Collateral received from time to time by such Receiver in carrying out his/her appointment shall be received in trust for and paid over to Laurus. Every such Receiver may, in the discretion of Laurus be vested with all or any of the rights and powers of Laurus. Laurus may, either directly or through its agents or nominees, exercise any or all powers and rights given to a Receiver by virtue of the foregoing provisions of this paragraph.

      8. This Master Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus' successors and assigns. The term "Laurus" as herein used shall include Laurus, any parent of Laurus', any of Laurus' subsidiaries and any co-subsidiaries of Laurus' parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of each Assignor. Laurus and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and each Assignor agrees not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York or the Ontario Superior Court of Justice, as Laurus may elect in its sole discretion and (c) waive any objection Laurus or each Assignor may have as to the bringing or maintaining of such action with any such court.

      9. It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

      10. All notices from Laurus to any Assignor shall be sufficiently given if mailed or delivered to such Assignor's address set forth below.

                                          Very truly yours,

                                          CREATIVE VISTAS, INC.


                                          By: /s/ Sayan Navaratnam
                                             -----------------------------------
                                          Name:  Sayan Navaratnam
                                          Title: CEO
                                          Address:

                                          A.C. TECHNICAL SYSTEMS LTD.


                                          By:/s/ Dominic Burns
                                             -----------------------------------
                                          Name:  Dominic Burns
                                          Title: President
                                          Address:

                                          A.C. TECHNICAL ACQUISTION CORP.


                                          By: /s/ Sayan Navaratnam
                                             -----------------------------------
                                          Name:  Sayan Navaratnam
                                          Title: CEO
                                          Address:

                                          ACKNOWLEDGED:

                                          LAURUS MASTER FUND, LTD.


                                          By: /s/ David Grin
                                             -----------------------------------
                                          Name:  David Grin
                                          Title:
                                          Address:

                                   SCHEDULE A

      Entity            Jurisdiction of Organization
                        Organization Identification

      Number
      [Assignors]